Exhibit 99.77Q1(a)



(i) Articles Supplementary to the Articles of Incorporation of INVESCO Counselor Funds, Inc. dated June 4, 2002, filed with Post-Effective Amendment No. 10 to INVESCO Counselor Funds, Inc. Registration Statement on August 30, 2002 and incorporated herein by reference.

(ii) Articles   Supplementary  to  the  Articles  of  Incorporation  of  INVESCO
     Counselor Funds, Inc. dated August 15, 2002, filed with Post-Effective Amendment No. 10 to INVESCO Counselor Funds, Inc. Registration Statement on August 30, 2002 and incorporated herein by reference.